                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 11, 1999



                               OneMain.com, Inc.
                               -----------------
                 (Exact name of registrant as specified in its
                                   charter)


             Delaware                      000-25599             11-3460073
---------------------------------    --------------------   --------------------
 (State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


   1860 Michael Faraday Drive, Suite 200, Reston, VA              20190
   --------------------------------------------------             -----
        (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code: (703) 375-3000



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


================================================================================
                          Exhibit Index is on page 4.
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                               ONEMAIN.COM, INC.

Item 5.  Other Events.

         On November 11, 1999, OneMain.com, Inc. held its first Investor and Media Day at its new corporate headquarters. The Company is filing this report to disclose information which was presented at the Investor and Media Day. The information to be disclosed is filed as Exhibit 99.1 to this report.

Item 7.  Exhibits:

Exhibit
Number   Exhibit Description
------   -------------------

99.1     Information presented at OneMain.com, Inc. Investor and Media Day.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONEMAIN.COM, INC.


Date:  December 8, 1999                By: /s/ Joseph M. Songer
                                           ------------------------------
                                           Joseph M. Songer
                                           Chief Controller and
                                           Acting Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit
-------
Number                     Exhibit Description
------                     -------------------

99.1            Information presented at OneMain.com, Inc.'s Investor
                     and Media Day held November 11, 1999.